EXHIBIT 10.1

INCREASE JOINDER

March 17, 2009

Reference is hereby made to the Amended and Restated Credit Agreement, dated as of July 25, 2005, amended as of May 1, 2006 and May 21, 2007 and amended and restated as of March 11, 2009, among ARBY’S RESTAURANT GROUP, INC., a Delaware corporation (“Borrower”), WENDY’S INTERNATIONAL, INC. (“WII Co-Borrower”), WENDY’S INTERNATIONAL HOLDINGS, LLC (“Ultimate Parent Co-Borrower” and together with Borrower and WII Co-Borrower, “Revolving Borrowers”), ARBY’S RESTAURANT HOLDINGS, LLC, a Delaware limited liability company (together with the Revolving Borrowers, “Borrowers”), TRIARC RESTAURANT HOLDINGS, LLC, a Delaware limited liability company, the Lenders party thereto, the Issuers, CITICORP NORTH AMERICA, INC., as administrative agent (in such capacity, together with its successors, the “Administrative Agent”) and collateral agent (in such capacity, together with its successors, the “Collateral Agent”), BANK OF AMERICA, N.A. and CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as co-syndication agents, and WACHOVIA BANK, NATIONAL ASSOCIATION, SUNTRUST BANK AND GE CAPITAL FRANCHISE FINANCE CORPORATION, as co-documentation agents (as amended, restated, modified and/or supplemented from time to time, the “Credit Agreement”).  Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings set forth in the Credit Agreement.

Each party hereto other than the Borrowers and the Administrative Agent (the “Incremental Revolving Lenders”) hereby agrees to provide the increase to the existing Revolving Credit Commitments (the “Incremental Revolving Credit Commitments”) set forth on its signature page hereto pursuant to and in accordance with Section 2.19 of the Credit Agreement.  The Incremental Revolving Credit Commitments provided pursuant to this Increase Joinder (the “Increase Joinder”) shall be subject to all of the terms in the Credit Agreement and to the conditions set forth in Section 2.19 thereof, and shall be entitled to all the benefits afforded by the Credit Agreement and the other Loan Documents, and shall, without limiting the foregoing, benefit equally and ratably from the Guaranty and security interests created by the Collateral Documents.

The Incremental Revolving Lenders, the Borrowers and the Administrative Agent acknowledge and agree that the Incremental Revolving Credit Commitments provided pursuant to this Increase Joinder shall constitute Revolving Credit Commitments for all purposes of the Credit Agreement and the other applicable Loan Documents.  The Incremental Revolving Lenders hereby agree to be responsible for their Ratable Portion of all outstanding Letter of Credit Obligations and participations in outstanding Letters of Credit.  For the avoidance of doubt, the prior sentence shall be deemed, as necessary, to amend the Credit Agreement and to automatically effect assignments (without recourse or warranty) of outstanding Letter of Credit Obligations and participations in outstanding Letters of Credit, such that all Revolving Credit Lenders hold all outstanding Letter of Credit Obligations and participations in outstanding Letters of Credit in accordance with their Ratable Portion after giving effect to this Increase Joinder (and similarly hold any corresponding benefits or security).

Each Incremental Revolving Lender (i) confirms that it has received a copy of the Credit Agreement and the WIH Model referred to in Section 4.4(b) of the Credit Agreement, together with any other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Increase Joinder and to become a Lender under the Credit Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent or the Collateral Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement and the other Loan Documents are required to be performed by it as a Lender.

Upon (i) the execution of a counterpart of this Increase Joinder by the Incremental Revolving Lenders, the Administrative Agent and the Borrowers and (ii) the delivery to the Administrative Agent of a fully executed counterpart (including by way of facsimile or other electronic transmission) hereof, the undersigned shall have the Revolving Credit Commitment set forth on its signature page hereto, effective as of the date hereof.

Borrowers hereby represent and warrant that, assuming the Incremental Revolving Lenders and Administrative Agent execute and deliver this Increase Joinder, all of the conditions set forth in Section 2.19(b) of the Credit Agreement with respect hereto have been satisfied and Borrowers are in compliance with all of the terms of such Section.

Borrowers hereby authorize the Administrative Agent to take the actions provided in Section 2.19(d) of the Credit Agreement so that, after giving effect to this Increase Joinder, the Revolving Credit Outstandings are held by the Revolving Credit Lenders pro rata based on their Revolving Credit Commitments.

After the execution and delivery to the Administrative Agent of a fully executed copy of this Increase Joinder (including by way of counterparts and by facsimile or other electronic transmission) by the parties hereto, this Increase Joinder may only be changed, modified or varied by written instrument in accordance with the requirements for the modification of Loan Documents pursuant to Section 11.1 of the Credit Agreement.

This Increase Joinder shall be deemed a Loan Document under the Credit Agreement.

This Increase Joinder may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed signature page hereof by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

THIS INCREASE JOINDER AND THE OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                                                   , as an Incremental Revolving Lender

By:_______________________________________
Name:
Title:

Incremental Revolving Credit Commitment:$

Notice Address:

Attention:
Email:
Telephone:
Facsimile:

[Signature Page to the Increase Joinder]

ARBY’S RESTAURANT GROUP, INC.

By:__________________________________________
                                  Name:
                                  Title:

WENDY’S INTERNATIONAL HOLDINGS, LLC

By:__________________________________________
                                  Name:
                                  Title:

ARBY’S RESTAURANT HOLDINGS, LLC,

By:__________________________________________
                                  Name:
                                  Title:

WENDY’S INTERNATIONAL, INC.

By:__________________________________________
                                  Name:
                                  Title:

[Signature Page to the Increase Joinder]

Agreed and Accepted
this 17th day of March, 2009:

CITICORP NORTH AMERICA, INC.,
as Administrative Agent

By:________________________________
Name:
Title:

[Signature Page to the Increase Joinder]